UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

DECEMBER 8, 2015

Jubilant Flame International, LTD
(Exact name of registrant as specified in its charter)

Nevada	333-173456	27-2775885
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer of Identification No.)

2293 Hong Qiao Rd, Shanghai China, 200336

(Address of principal executive offices)

+86 21 64748888

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 8, 2015 Jubilant Flame International LTD (the "Registrant") entered into a Securities Purchase Agreement with Peak One Opportunity Fund, L.P., a Delaware limited partnership (the "Investor") providing for the issuance of Convertible Promissory Debentures in the principal amount of up to $260,000 for a purchase price of up to $235,000. The Securities Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1., and its contents are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On December 9, 2015, pursuant to the Securities Purchase Agreement disclosed in Item 1.01 of this Current Report on Form 8-K, the Registrant issued to Peak One Opportunity Fund, L.P. a Convertible Debenture in the principal amount of $60,000. The Convertible Debenture is attached to this Current Report on Form 8-K as Exhibit 10.2., and its contents are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Securities Purchase Agreement

10.2	Convertible Debenture

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Jubilant Flame International, LTD

Date: December 14, 2015	By:	/s/ Yan Li
Yan Li
President and Director